STATE STREET INSTITUTIONAL INVESTMENT TRUST

SUPPLEMENT DATED AUGUST 19, 2016 TO THE PROSPECTUSES

DATED APRIL 29, 2016, AS SUPPLEMENTED

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

Premier Class (SSIXX)

Investment Class (SSVXX)

Institutional Class (SSHXX)

Investor Class (SSZXX)

Administration Class (SSYXX)

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

Premier Class (GVMXX)

Investment Class (GVVXX)

Institutional Class (SAHXX)

Investor Class (SAMXX)

Administration Class (SALXX)

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND

Premier Class (TRIXX)

Investment Class (TRVXX)

Institutional Class (SSJXX)

Investor Class (SSNXX)

Administration Class (SSKXX)

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

Premier Class (TPIXX)

Investment Class (TPVXX)

Institutional Class (SAJXX)

Investor Class (SAEXX)

Administration Class (SSQXX)

(Each a “Fund”, collectively the “Funds”)

1)	Effective immediately, the following is added as a separate paragraph to the sub-section of the Prospectus entitled “How to Purchase Shares”, within the section entitled “Shareholder Information”:

Automatic Investment Plan. An Automatic Investment Plan is available for all operational State Street Funds that offer the Administration Class shares. Once an initial investment has been accepted, you may elect to make automatic subsequent investments of $100 or more on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually) by authorizing the Fund to debit your bank checking or savings account. Once this option has been established, you may call the State Street Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to discontinue the service. The Fund reserves the right to cancel your Automatic Investment Plan if any correspondence sent by the Fund to your address of record is returned by the postal service or other delivery service as “undeliverable.” Ask your financial adviser or financial intermediary for details.

2)	Effective immediately, the following is added as a separate paragraph to the sub-section of the Prospectus entitled “How to Redeem Shares”, within the section entitled “Shareholder Information”:

Automatic Withdrawal Plan. An Automatic Withdrawal Plan is available for all operational State Street Funds that offer the Administration Class shares, except for the State Street Institutional Liquid Reserves Fund. If your account balance is over $10,000, you may request periodic (i.e., monthly, quarterly, semi-annually, or annually) automatic cash withdrawals on any business day of $100 or more, which can be mailed to you, or any person or entity, you designate or sent through Automated Clearing House (ACH) to your designated bank account. Proceeds from such withdrawals will be transmitted to your designated bank account two business days after the redemption of shares occurs. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or financial intermediary for details.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSIITMMSUPP8